JOHN HANCOCK LARGE CAP SPECTRUM FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                     March 1, 2003 as revised July 15, 2003


This Statement of Additional Information provides information about John Hancock Large Cap Spectrum Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Organization of the Fund .................................................    2
Investment Objective and Policies ........................................    2
Investment Restrictions...................................................   18
Those Responsible for Management..........................................   20
Investment Advisory and Other Services....................................   27
Distribution Contracts....................................................   30
Sales Compensation........................................................   32
Net Asset Value...........................................................   34
Initial Sales Charge on Class A Shares....................................   34
Deferred Sales Charge on Class B and Class C Shares.......................   37
Special Redemptions.......................................................   41
Additional Services and Programs..........................................   41
Purchase and Redemptions through Third Parties............................   43
Description of the Fund's Shares..........................................   43
Tax Status................................................................   44
Calculation of Performance................................................   49
Brokerage Allocation......................................................   51
Transfer Agent Services...................................................   55
Custody of Portfolio......................................................   55
Independent Auditors......................................................   55
Further Details...........................................................   55
Appendix A- Description of Investment Risk................................  A-1
Appendix B-Description of Bond Ratings....................................  B-1
Financial Statements......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized on July 23, 1984 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Sub-Adviser is Alliance Capital Management L.P. ("Alliance") (the "Sub-Adviser"). Alliance is responsible for providing investment advice to the Fund with respect to the Fund's growth and value investment strategies, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term growth of capital. To pursue this goal, under normal circumstances, the Fund invests at least 80% of its Assets in common and preferred stocks of large capitalization companies-companies in the capitalization range of the Standard & Poor's 500 Index. The Fund is classified as non-diversified and may invest up to 10% of total assets, at time of purchase, in securities of individual companies. The Fund's assets will be managed according to three separate investment strategies each focused on a different style of management - growth, core and value.

The Fund may invest up to 20% of total assets in foreign securities. The Fund may also invest up to 5% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. The Fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). Under abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents. In these and other cases, the Fund might not achieve its goal.

With respect to the Fund's policy of investing at least 80% of its Assets in large capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Subadviser's investment strategy for the growth portion of the portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The manager's rely heavily upon the fundamental analysis and research of their firm's large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The managers typically select stocks of 25-35 companies that, in their opinion, are attractive based on some or all of these factors. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth are not fully reflected in current market valuations.

In managing the growth portion of the portfolio, the managers seek to utilize market volatility judiciously (assuming no change in company fundamentals), strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The growth portion of the portfolio normally remains nearly fully invested and the managers do not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the managers become somewhat more aggressive, gradually reducing the number of stocks represented in the growth portion of the portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the managers become somewhat more conservative, gradually increasing the number of companies represented in this portion of the portfolio. Through this "buying into declines" and "selling into strength," the managers seek to gain positive returns in good markets while providing some measure of protection in poor markets.

In managing the core portion of the portfolio, the managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers. The management team emphasizes a relative value-oriented approach to individual stock selection (i.e. those stocks which are inexpensively priced relative to others within the same industry or economic sector, exhibiting what the Fund's management team believes to be sound company management and the prospect of improved business fundamentals).

The Subadviser's investment strategy for the value portion of the portfolio emphasizes investment in companies that they determine to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and divided paying capability. The manager's rely heavily on the fundamental research and analysis of their firm's large internal research staff in making investment decisions for this portion of the Fund's portfolio, typically selecting 35-50 stocks from the Russell 1000 Value Index. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. With respect to the value portion of the Fund's portfolio, the Subadviser's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the value portion of the Fund's portfolio. The Subadviser's Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, the Subadviser relates the present value of the company's future cash flow, as forecast by the Subadviser's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, the managers of the value portion of the portfolio thus derive an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, the Subadviser ranks each security on a risk adjusted basis, in an effort to minimize the overall volatility for the value portion of the portfolio. The managers of the value portion of the portfolio simply do not invest in the highest ranked securities. Rather, they consider aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the portfolio. The Subadviser may take more risk when unusually large value distortions create opportunities for added returns, and less risk when opportunities are limited.

Asset Allocation: The Fund's assets will be allocated among the three investment styles (growth, core, and value) to reflect an optimal combination as determined by the adviser's: (1) assessment of the three strategies' historical risk, historical return and correlation; and (2) long-term strategic view of the relative attractiveness of the three strategies. Initial asset allocation will be weighted 50% core, 25% growth and 25% value, which represents the Fund's neutral weighting. Thereafter the Fund's target allocations among the three strategies may shift substantially depending on the Adviser's assessment of the Fund's optimal asset combination. Target allocations will be set and calculated at least annually. Due to changes in market values, new cash and assets will be allocated as needed in order to attempt to maintain target allocations. The Adviser reserves the right to rebalance the Fund and/or change the allocation at any time. In some instances, the effect of a reallocation of assets may be to shift assets from a better performing strategy to a portion of the portfolio with a relatively lower return.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects securities independently, it is possible that a security held by one portfolio segment may also be held by another portfolio segment. In addition, the different portfolio segments may simultaneously favor the same industry. The Adviser will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as another adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had occurred, but the Fund will have incurred additional costs.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a comparable "diversified" fund.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield / "High Risk" Debt Obligations. The Fund may invest up to 5% of its net assets in high yielding, fixed income instruments below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P")). The Fund may invest in high yielding fixed income instruments rated as low as Ca by Moody's or CC by S&P.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest up to 20% of total assets in foreign securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Fund's foreign securities may include, but are not limited to, common stocks, convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing less established markets and economies. Political, legal and economic structure in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Mortgage-Backed Securities. The Fund may invest a portion of its assets in mortgage-backed securities. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which the Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. The Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. The Fund will not invest in "residual" interests in REMIC's because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
-------------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee        2001          Professor of Law, Emeritus, Boston               31
Born: 1931                                                University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.
-------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee        2001          Chairman, President and Chief Executive          31
Born: 1935                                                Officer, Brookline Bancorp. (lending)
                                                          (since 1972); Chairman and Director,
                                                          Lumber Insurance Co. (insurance) (until
                                                          2000); Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
-------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee        2001          Vice President, Senior Banker and Senior         31
Born: 1933                                                Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).
-------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee        2001          President, Farrell, Healer & Co., Inc.           31
Born: 1932                                                (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.
-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                  Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                      Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee        2001          President Emeritus, Babson College (as of 1998);       31
Born: 1932                                                Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).
---------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee        2001          President and Chief Executive Officer, Institute       39
Born: 1939                                                for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior
                                                          Scientist, Sciences International (health
                                                          research)(since 1998); Principal, Hollyhouse
                                                          (consulting)(since 2000); Director,
                                                          CIIT(nonprofit research) (since 2002).
---------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee        2001          Executive Director, Council for International          39
Born: 1943                                                Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997);
                                                          President Emerita of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).
---------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee        2001          Professor of Business Administration Emeritus,         31
Born: 1931                                                Harvard University Graduate School of Business
                                                          Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee        2001          Executive Vice President and Chief Investment           61
Born: 1948                                                Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).
------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,       2001          Executive Vice President, John Hancock                  61
Born: 1955                   Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      Director, President and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC; Independence Investment
                                                          LLC, Independence Fixed Income LLC and
                                                          Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).
------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                            Position(s)    Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)           Held with      Officer        Directorships                                Overseen by
And Age                     Fund           since(2)       During Past 5 Years                          Trustee
-------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive       2001          Executive Vice President and Chief              N/A
Born: 1953                  Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Baring Asset
                            Officer                       Management, London U.K. (until 2000).
-------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice     2001          Senior Vice President, Chief Financial          N/A
Born: 1949                  President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department,
                                                          John Hancock Financial Services, Inc.
                                                          (until 2001).
-------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice            2001          Vice President and Compliance Officer, the      N/A
Born: 1959                  President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer
-------------------------------------------------------------------------------------------------------------------
William H. King             Vice            2001          Vice  President  and  Assistant  Treasurer,     N/A
Born: 1952                  President                     the Adviser;  Vice  President and Treasurer
                            and                           of each of the John Hancock funds; Assistant
                            Treasurer                     Treasurer of each of the John Hancock funds
                                                          (until 2001).
-------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice     2001          Senior Vice President, Secretary and Chief      N/A
Born: 1950                  President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Glavin, Moore and Ms. McGill Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of holdings
                                      Dollar Range of Fund Shares       in John Hancock funds overseen by
Name of Trustee                       Owned by Trustee (1)              Trustee (1)
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   None                              $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                   None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                    None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                     None                              $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $1-$10,000                        Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                         None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                      None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                        Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin, none and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                         Total Compensation From the
                             Aggregate Compensation      Fund and John Hancock Fund
                             from the Fund (1)           Complex to Trustees (2)
                             ----------------------      ---------------------------
Independent Trustees
--------------------
Dennis J. Aronowitz                  $ 18                        $ 72,000
Richard P. Chapman*                    26                          78,100
William J. Cosgrove*                   21                          75,100
Richard A. Farrell                     21                          75,000
Gail D. Fosler+                        18                          72,000
William F. Glavin*                     21                          75,000
Dr. John A. Moore*                     18                          72,000
Patti McGill Peterson                  18                          72,000
John Pratt                             18                          72,100
                                     ----                        --------
Total                                $179                        $663,300

(1)  Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each the other Independent Trustees serving on thirty-one funds.

* As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+    As of December 31, 2002, Ms. Fosler resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 had approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

Alliance Capital Management L.P. ("Alliance") serves as Subadviser to the Fund with respect to the Fund's growth and value investment strategies. Alliance, a Delaware limited partnership, is a leading international investment adviser with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of June 30, 2001 December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interest are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of June 30, 2001 December 31, 2002, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned 2.1% 1.9% of the outstanding Alliance Holding Units and 51.8% 55.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the growth and value portion of the Fund and the composition of these portions of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee monthly based on an annual rate of 0.85% of the average of the daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.20% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

For the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002, advisory fees payable to the Fund's adviser amounted to $124,294, prior to the expense reduction by the Adviser. After the expense reduction, the fund paid no advisory fee for the period ended October 31, 2002.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays Alliance a monthly subadvisory fee. For the first year, beginning on the date the Fund commences operations, the Adviser will pay the Sub-Adviser a subadvisory fee at an annual rate of 0.500% of the average net assets in the Fund managed by the Sub-Adviser. Thereafter, the fee shall be calculated at the following annual rates:

     0.900% on the first $20 million of average net assets managed by the Sub-Adviser;
     0.750% on the next $20 million of average net assets managed by the Sub-Adviser;
     0.600% on the next $20 million of average net assets managed by the Sub-Adviser;
     0.400% on the next $40 million of average net assets managed by the Sub-Adviser;
     0.300% on the next average net assets in excess of $100 million managed by the Sub-Adviser.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement and Sub-Advisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreements, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and Sub-Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement and Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or

"interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement will terminate automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from the commencement of operations of the Fund on February 25, 2002 to October 31, 2002, the Fund paid the Adviser $3,084 for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002 were $85,567. The underwriting commissions for sales of the Fund's Class C shares for the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002 were $62,085. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2002, an aggregate amount of $280,404 of distribution expenses, or 3.08% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $162,076 of distribution expenses, or 2.96% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fess in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                                Expense Items
                                                -------------

                                Printing and
                                Mailing of
                                Prospectuses to      Expenses of         Compensation          Interest, Carrying
                                New                  John Hancock        to Selling            or Other Finance
 Shares       Advertising       Shareholders         Funds               Brokers               Charges
 ------       -----------       ---------------      ------------        ------------          ------------------
Class A         $ 7,062            $  362               $1,926              $ 4,834                  $   0
Class B         $34,285            $1,758               $1,020              $20,524                  $4,185
Class C         $20,705            $1,142               $  758              $14,566                  $   0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund and sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                 Broker receives
                                 Sales charge paid    Broker receives            12b-1 service fee   Total broker
                                 by investors (%      maximum reallowance        (% of net           compensation (1)
Class A Investments              of offering price)   (% of offering price)      investment) (3)     (% of offering price)
-------------------              ------------------   --------------------       ---------------     ---------------------
Up to $49,999                    5.00%                4.01%                      0.25%               4.25%
$50,000 - $99,999                4.50%                3.51%                      0.25%               3.75%
$100,000 - $249,999              3.50%                2.61%                      0.25%               2.85%
$250,000 - $499,999              2.50%                1.86%                      0.25%               2.10%
$500,000 - $999,999              2.00%                1.36%                      0.25%               1.60%

Investments of
Class A shares of
$1 million or more (4)
----------------------


First $1M - $4,999,999           --                   0.75%                      0.25%               1.00% (2)
Next $1 - $5M above that         --                   0.25%                      0.25%               0.50%
Next $1 or more above that       --                   0.00%                      0.25%               0.25%



                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class B Investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   --------------------       ---------------     ---------------------
All amounts                      --                   3.75%                      0.25%               4.00%

                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class C Investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   --------------------       ---------------     ---------------------
Over $1,000,000 or amounts
purchased at NAV                 --                   0.75%                      0.25%               1.00%
All other amounts                1.00%                1.75%                      0.25%               2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.


(2) Group investments may be eligible for 1% on asset levels of $5 million and higher.


(3)  After first year broker receives 12b-1 fees quarterly in arrears.


(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.


CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

     Amount Invested                                     CDSC Rate
     ---------------                                     ---------
     $1 to $4,999,999                                    1.00%
     Next $5 million to $9,999,999                       0.50%
     Amounts of $10 million and over                     0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)


o An investor who buys through a Merrill Lynch, Raymond James Financial Services or Raymond James & Associates omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information. Merrill Lynch retirement plans are waived from CDSC.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
     o Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                      (120.00)
                                                                      -------
     o Amount subject to CDSC                                         $280.00

     * The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

--------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k), MPP,                                       Rollover          retirement
                        PSP) 457 & 408
                        (SEPs &
                        Simple IRAs)
--------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
--------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
--------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
--------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and            annuity           annuity           annuity          annuity           value annually
 Class C only)          payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
--------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
--------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
--------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
--------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment
Before Normal
Retirement Age
--------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
--------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Funds IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged Fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards available to offset future net realized capital gains.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2002, the cumulative total return before taxes of Class A shares of the Fund since the commencement of operations on February 25, 2002 was -27.16%.

As of October 31, 2002, the cumulative togtal return before taxes of Class B shares of the Fund since the commencement of operations on February 25, 2002, was -27.42%.

As of October 31, 2002, the cumulative total return before taxes of Class C shares of the Fund since the commencement of operations on February 25, 2002, was -25.11%.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T) = ERV

Where:

     P =      a hypothetical initial payment of $1,000.
     T =      average annual total return
     n =      number of years
     ERV =    ending redeemable value of a hypothetical $1,000 payment made at the  beginning of the 1-year, 5-year or 10-year periods
              (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D
Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions)
     n =       number of years
     ATV  =    ending value of a hypothetical $1,000 payment made at the
        D      beginning of the 1-year, 5-year or 10-year periods (or
               fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR
Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions
               and redemption)
     n =       number of years
     ATV   =   ending value of a hypothetical $1,000 payment made at the
        DR     beginning of the 1-year, 5-year or 10-year periods (or
               fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                          6
      Yield = 2 ([a-b) +1] - 1)
                  ---
                  cd
Where:

     a =   dividends and interest earned during the period.
     b =   net expenses accrued during the period.
     c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
     d =   the maximum offering price per share on the last day of the period
          (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. The Fund may also utilize research and analysis from sources such as Zephyr and Strategic Insight.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $32,580 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's or Sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or Subadviser's will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal year ended October 31, 2002, the Fund paid negotiated commission of $108,806.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the

Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Alliance Capital Management L.P. has several affiliates engaged in the brokerage business throughout the United States and abroad (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers.

With respect to the portion of the Fund managed by the Adviser, for purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

The Sub-Adviser has also adopted procedures for partial-allocations. Accounts under the supervision of the Sub-Adviser are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal to or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than 1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g., if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

FURTHER DETAILS

The Large Cap Growth Team
-------------------------

Alliance Capital Management, L.P. manages the Fund's large capitalization growth stocks utilizing its Large Cap Growth Strategy. Alliance is a leading growth manager for the institutional investment market - pension funds, banks, insurance companies, foundations and endowments. Alfred Harrison, CFA, Vice Chairman of the Board with 41 years of investment experience, and Stephanie Simon, CFA, Senior Vice President with 15 years of investment experience, direct the strategy.

The Large Cap Core Team
-----------------------

John Hancock Advisers, LLC manages the large capitalization core portion of the Fund. Paul Berlinguet, Vice President and Portfolio Manager with 17 years of investment experience, Robert Junkin, CPA, Vice President and Portfolio Manager with 15 years of investment experience, Robert Uek, CFA, Vice President and Portfolio Manager with 13 years of investment experience, Thomas Norton, CFA, Vice President and Portfolio Manager with 17 years of investment experience and Roger Hamilton, Vice President and Portfolio Manager with 23 years of investment experience, direct the strategy.


The Large Cap Value Team
------------------------

Alliance Capital's Bernstein Investment Research and Management Unit manages the large capitalization value portion of the Fund utilizing its Strategic Value Strategy. Bernstein combined with Alliance Capital Management in 2000 and is a leading value manager serving institutions, wealthy individuals and families. Lewis A. Sanders, CFA, Vice Chairman and Chief Investment Officer with 36 years of investment experience, and Marilyn G. Fedak, CFA, Chief Investment Officer - U.S. Value Equities and Executive Vice President with 31 years of investment experience, direct the strategy.


Asset Allocation
----------------

John Hancock Advisers, LLC, aims to capture the best performance of the combined portfolio each year. William L. Braman, Executive Vice President and Chief Investment Officer with 26 years of investment experience, directs the asset allocation team.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended October 31, 2002; (filed electronically on December 27, 2002, accession number (0000928816-02-000990) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Growth Trends Fund (file nos. 811-4079 and 2-92548).

John Hancock Equity Trust
  John Hancock Large Cap Spectrum Fund

   Statement of Assets and Liabilities as of October 31, 2002
   Statement of Operations for October 31, 2002
   Statement of Changes in Net Assets October 31, 2002
   Financial Highlights.
   Schedule of Investments as of October 31, 2002
   Notes to Financial Statements.
   Report of Independent Auditors.

                         JOHN HANCOCK GROWTH TRENDS FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                     March 1, 2003 as revised July 15, 2003


This Statement of Additional Information provides information about John Hancock Growth Trends Fund (the "Fund"), in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                1-(800)-225-5291

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Organization of the Fund...................................................    2
Investment Objective and Policies..........................................    2
Investment Restrictions....................................................   15
Those Responsible for Management...........................................   17
Investment Advisory and Other Services.....................................   25
Distribution Contracts.....................................................   28
Sales Compensation.........................................................   30
Net Asset Value............................................................   32
Initial Sales Charge on Class A and Class C Shares.........................   32
Deferred Sales Charge on Class B and Class C Shares........................   35
Special Redemptions........................................................   39
Additional Services and Programs...........................................   39
Purchases and Recemptions Through Third Parties............................   41
Description of the Fund's Shares...........................................   41
Tax Status.................................................................   43
Calculation of Performance ................................................   48
Brokerage Allocation.......................................................   50
Transfer Agent Services....................................................   54
Custody of Portfolio.......................................................   54
Independent Auditors.......................................................   54
Further Details............................................................   55
Appendix A - Description of Investment Ratings.............................  A-1
Financial Statements.......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Fund's sub-adviser is Fund Asset Management, L.P. d/b/a Mercury Advisors ("Mercury"). Mercury is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. and is responsible for managing the Fund's investments in the health-care sector.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is to seek long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities.

The Fund will normally invest approximately 1/3 of its total assets in equity securities of financial services companies, 1/3 of its total assets in equity securities of healthcare companies and 1/3 of its total assets in equity securities of technology companies. Annually the Adviser will reallocate assets among three sectors to achieve an approximate weighting of 1/3 of total assets in each sector. In addition, cash inflows into the Fund will be allocated daily with a 1/3 allocation to each sector. Equity securities include common and preferred stocks and their equivalents (including rights and warrants to purchase and securities convertible into such stocks). Because the Fund focuses on only 3 economic sectors the Fund may be subject to greater market volatility than a fund that does not concentrate in particular economic sectors or industries. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

For temporary defensive purposes or to meet redemptions, the Fund may hold cash or invest in US government fixed income securities. Therefore, these investments will be outside of the financial services, healthcare and technology sectors and will be held in those proportions considered by the Adviser and Mercury to be best considering prevailing economic and market conditions. These investments may prevent the fund from achieving its investment objective.

The Financial Services Sector. A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; financial holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

The Fund's management team invests in financial services companies that are currently undervalued, appear to be positioned for a merger, or are in a position to benefit from regulatory changes. The team believes that the Gramm-Leach-Bliley Act, which allows banks to acquire investment and insurance firms, should reinforce the ongoing pattern of consolidation in the banking and investment sectors.

To the extent prohibited by the Investment Company Act of 1940, the Fund may not purchase securities of the Fund's Adviser or its affiliates (such as John Hancock Financial Services, Inc.) or any Sub-Adviser or its affiliates (such as Merrill Lynch & Co., Inc.).

Risks of the Financial Services Sector. Since 1/3 of the Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments, (such as national and money center banks) certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where nonregulatory barriers to entry are low.

The Adviser will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it may be linked to a geographic region experiencing or likely to experience strong economic growth and be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (due to an easing of regulatory constraints) in order to take advantage of new market opportunities.

The Healthcare Sector. A healthcare company is a company that derives a substantial portion (i.e. more than 50%) of its sales from products and services in healthcare. These companies may be in a variety of industries within the general healthcare sector including:

     o    Pharmaceutical companies of various types
     o Companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services
     o Companies involved in biotechnology, medical, diagnostic and biochemical research and development
     o Companies involved in the ownership and/or operation of healthcare facilities

While the management team seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. In addition, Mercury may, in order to maximize opportunity and attempt to reduce risk, invest in companies in various stages of development including companies with small market capitalizations and venture capital investments in development stage companies.

Risks of the Healthcare Sector. The third of the Fund's investments concentrated in the healthcare sector subject the Fund to the particular risks associated with that sector. This makes the Fund more vulnerable to price changes of healthcare company securities and factors that affect the healthcare sector than a fund that invests across a more broad diversity of economic sectors. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict whether any of these proposals will be enacted or what effect it may have. Some of the companies in which the

Fund invests may be in early stages of development. These companies are more likely than more developed companies to lose substantial value if they experience problems developing their products or if there are changes in their management.

The Technology Sector. Technology companies are companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; data management and storage.

Investments in U.S. and foreign companies that rely extensively on technology in product development or operations may be expected to benefit from scientific developments and the application of technical advances resulting from improving technology in many different fields, such as computer software and hardware (including internet-related technology), semiconductors, telecommunications, defense and commercial electronics, data storage and retrieval, biotechnology and others. Generally, investments will be made in securities of a company that relies extensively on technology in product development or operations only if a significant part of its assets are invested in, or a significant part of its total revenue or net income is derived from, technology.

Risks of Technology-Intensive Companies. Since 1/3 of the Fund's investments are concentrated in the technology sector, it will be subject to risks in addition to those that apply to the general equity markets. Securities prices of the companies in which the Fund invests have tended to be subject to greater volatility than securities prices in many other industries, due to particular factors affecting these industries. Competitive pressures may also have a significant effect on the financial condition of technology-intensive companies. For example, if the development of new technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, the companies could become increasingly sensitive to short product cycles and aggressive pricing. Accordingly, the Fund's performance will be particularly susceptible to factors affecting these companies as well as the economy as a whole.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges and foreign securities traded in foreign and local markets on foreign exchanges.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United

States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period, and the expense of enforcing its rights.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. However, under normal market conditions, the Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal market conditions, the fund may temporarily invest most or all of its total assets in U.S. Government securities and U.S. Government agency securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may also be necessary in order for the Adviser to reallocate assets among the sectors. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and within the meaning of paragraph (6) below, are not deemed to be senior securities.

(2)  Borrow money, except for the following extraordinary or emergency purposes:
     (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

(4) Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Make loans, except that the Fund (i) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(6) Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

(8) With respect to 75% of total assets purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if

          (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

          (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under paragraph (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Sub-Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(2) Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open- end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/ Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4) Invests more than 15% of its net assets taken at market value in illiquid securities.

(5) Invest for the purpose of exercising control over or management of any company.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, Jon Hancock Funds, Inc.) ("John Hancock Funds").

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                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees

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Dennis S. Aronowitz          Trustee       2000           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

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Richard P. Chapman, Jr.      Trustee       2000           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       2000           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       2000           President, Farrell, Healer & Co., Inc.       31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other Directorships    Hancock Funds
Name, Address (1)            Held with     Officer        During Past 5 Years                                Overseen by
And Age                      Fund          since(2)                                                          Trustee
-------------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       2000           President Emeritus, Babson College (as of 1998);   31
Born:  1932                                               Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).

-------------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       2000           President and Chief Executive Officer, Institute   39
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior Scientist,
                                                          Sciences International (health research)(since
                                                          1998); Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT(nonprofit research) (since
                                                          2002).

-------------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       2000           Executive Director, Council for International      39
Born:  1943                                               Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International Education
                                                          (since 1998); Senior Fellow, Cornell Institute
                                                          of Public Affairs, Cornell University (until
                                                          1997); President Emerita of Wells College and
                                                          St. Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).

-------------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       2000           Professor of Business Administration Emeritus,     31
Born:  1931                                               Harvard University Graduate School of Business
                                                          Administration (as of 1998).
-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                             Position(s)   Trustee/       Principal Occupation(s) and other                Number of John
Name, Address (1)            Held with     Officer        Directorships                                    Hancock Funds
And Age                      Fund          since(2)       During Past 5 Years                              Overseen by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment    61
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).

-------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000           Executive Vice President, John Hancock           61
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      Director, President and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC; Independence Investment
                                                          LLC, Independence Fixed Income LLC and
                                                          Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).

-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------------
                            Position(s)    Trustee/       Principal Occupation(s) and other            Number of John
Name, Address (1)           Held with      Officer        Directorships                                Hancock Funds
And Age                     Fund           since(2)       During Past 5 Years                          Overseen by Trustee
---------------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000           Executive Vice President and Chief           N/A
Born:  1953                 Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Baring Asset
                            Officer                       Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial       N/A
Born:  1949                 President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

---------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           2000           Vice President and Compliance Officer, the   N/A
Born:  1959                 President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

---------------------------------------------------------------------------------------------------------------------------
William H. King             Vice           2000           Vice President and Assistant Treasurer,      N/A
Born:  1952                 President                     the Adviser; Vice President and Treasurer
                            and                           of each of the John Hancock funds;
                            Treasurer                     Assistant Treasurer of each of the John
                                                          Hancock funds (until 2001).

---------------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    2000           Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Glavin, Moore and Ms. McGill Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                    Dollar Range of Fund shares      in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)             Trustee(1)
-----------------------------------------------------------------------------------------------------------
       Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                 None                             $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.             None                             Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                 None                             Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                  None                             Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                   None                             $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                   None                             Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson               $1-$10,000                       Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                       $1-$10,000                       Over $100,000

-----------------------------------------------------------------------------------------------------------
        Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                    None                             Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                     $10,001-$50,000                  Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin, $10,001-$50,000 and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                               Total Compensation From the
                                 Aggregate Compensation from   Fund and John Hancock Fund
Independent Trustees             the Fund (1)                  Complex to Trustees (2)
--------------------             ------------                  -----------------------
Dennis J. Aronowitz                     $ 2,257                $ 72,000
Richard P. Chapman*                       2,398                  78,100
William J. Cosgrove*                      2,295                  75,100
Richard A. Farrell                        2,292                  75,000
Gail D. Fosler+                           2,257                  72,000
William F. Glavin*                        2,292                  75,000
Dr. John A. Moore*                        2,257                  72,000
Patti McGill Peterson                     2,233                  72,000
John Pratt                                2,235                  72,100
                                        -------                --------
Total                                   $20,516                $663,300

(1) Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each of the other Independent Trustee serving on thirty-one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+As of December 31, 2002, Ms. Fosler resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2003, the officers and Trustees of the Fund as a group beneficially owned les than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

                                                                                Percentage of Total Outstanding
Name and Address of Shareholder                      Class of Shares            Shares of the Class of the Fund
-------------------------------                      ---------------            -------------------------------
MLPF&S For The                                              A                                7.99%
Sole Benefit of Its Customers
Attn: Fund dministration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

MLPF&S For The                                              B                               27.94%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

MLPF&S For The                                              C                               24.38%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 had approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Sub-Adviser, Mercury, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is a Delaware limited partnership, orignally organized as a corporation in 1976. The Sub-Adviser, subject to supervision of the Adviser, manages the Fund's investments in the health-care sector.

Prior to January 1, 2003, American Fund Advisors, Inc. ("AFA"), 1415 Kellum Place, Garden City, New York 11530, was a Sub-Adviser to the Fund. AFA, subject to the supervision of the Adviser, was responsible for managing the Fund's investments in the technology sector. The Sub-Advisory Agreement with AFA was terminated as of the close of business on December 31, 2002.

The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which it is subject to the review of the Trustees and the overall supervision of the Adviser and is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee monthly based on a an annual rate of 1.00% of the average of the daily net assets of the Fund.

For the period ended October 31, 2000, the Fund paid a fee of $260,426 prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid the Adviser $234,375. For the fiscal years ended October 31, 2001 and 2002, the Fund paid fees of $3,486,209 and $2,976,242, respectively prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid the Adviser $2,780,489 and $2,295,429, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. Effective August 28, 2000, the Adviser voluntarily limited the Fund's total expenses (excluding 12b-1 fees) to 1.35% for Class A, Class B and Class C shares. Effective March 1, 2003, the Adviser voluntarily limited the Fund's total expenses (excluding transfer agent and 12b-1 fees) to 0.86% of the Fund's average net assets.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-Adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreements. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser;
(4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory and Sub-Advisory Agreement, the Trustees considered the following:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement discussed below will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays Mercury a quarterly subadvisory fee at the annual rate of 0.33%.

Prior to January 1, 2003, th Adviser (not the Fund) paid AFA a quarterly subadvisory fee at the annual rate of 0.10%.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the Fund paid the Adviser $4,693, $66,594 and $62,897, respectively for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Funds shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the period from commencement of the Fund, September 22, 2000 to October 31, 2000 and the fiscal years ended October 31, 2001 and 2002 were $244,182, $2,371,498 and $428,943 and $37,514, $307,745 and $65,226, respectively were retained by John Hancock Funds in 2000 and 2001, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the period from commencement of the Fund, September 22, 2000 to October 31, 2000 and the fiscal years ended October 31, 2001 and 2002 were $387,732, $619,639 and $94,132, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund. For the fiscal year ended October 31, 2002 an aggregate of $3,976,249 of distribution expenses, or 2.72% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds throught the receipt of of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $444,567 of distribution expenses, or 0.72% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                                    Expense Items
                                                    -------------

                                Printing and
                                Mailing of
                                Prospectuses to      Expenses of         Compensation          Interest, Carrying or
                                New                  John Hancock        to Selling            Other Finance
Shares          Advertising     Shareholders         Funds               Brokers               Charges
------          -----------     ------------         -----               -------               -------
Class A         $ 55,435        $1,515               $121,496            $ 91,903              $  0
Class B         $359,473        $7,168               $740,545            $352,803              $223
Class C         $ 58,234        $1,600               $461,563            $ 93,468              $  0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker financial representative.

The two primary sources of broker compensation payments are (1) 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                Broker Receives
                               Sales charge            Broker Receives          12b-1 Service      Total Broker
                               paid by investors       Reallowance              fee (% of net      Compensation (1)
Class A investments            (% of offering price)   (% of offering price)    investment) (3)    (% of offering price)
-------------------            ---------------------   ---------------------    ---------------    ---------------------
Up to $49,999                  5.00%                   4.01%                    0.25%              4.25%
$50,000 - $99,999              4.50%                   3.51%                    0.25%              3.75%
$100,000 - $249,999            3.50%                   2.61%                    0.25%              2.85%
$250,000 - $499,999            2.50%                   1.86%                    0.25%              2.10%
$500,000 - $999,999            2.00%                   1.36%                    0.25%              1.60%

Investments of
Class A shares of
$1 million or more (4)


First $1M - $4,999,999         --                      0.75%                    0.25%              1.00% (2)
Next $1 - $5M above that       --                      0.25%                    0.25%              0.50%
Next $1 or more above that     --                      0.00%                    0.25%              0.25%


                                                                                Broker Receives
                                                       Broker Receives          12b-1 Service      Total Broker
                                                       Reallowance              fee(% of net       Compensation (1)
Class B investments                                    (% of offering price)    investment) (3)    (% of offering price)
-------------------                                    ---------------------    ---------------    ---------------------

All amounts                    --                      3.75%                    0.25%              4.00%

                                                                                Broker Receives
                                                       Broker Receives          12b-1 Service      Total  Broker
                                                       Reallowance              fee(% of net       Compensation (1)
Class C investments                                    (% of offering price)    investment) (3)    (% of offering price)
-------------------                                    ---------------------    ---------------    ---------------------

Over $1,000,000 or
amounts purchased              --                      0.75%                    0.25%              1.00%
At NAV
All other amounts              1.00%                   1.75%                    0.25%              2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.


(2) Group investments may be eligible for 1% on asset levels of $5 million and higher.


(3) After first year broker receives 12b-1 fees quarterly in arrears.


(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.


CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securitieis traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of it shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C  SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund does not issue share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, Sub-Adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, Sub-Adviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

     Amount Invested                                             CDSC RATE
     ---------------                                             ---------
     $1 to $4,999,000                                              1.00%
     Next $5 million to $9,999,999                                 0.50%
     Amounts of $10 million and over                               0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)


o An investor who buys through a Merrill Lynch, Raymond James Financial Services or Raymond James & Associates omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information. Merrill Lynch retirement plans are waived from CDSC.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and
(4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE (401(k), Money purchase pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                              (200.00)
     o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)   (120.00)
                                                                                 -------
     o Amount subject to CDSC                                                    $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).


* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class I shares are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for this tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules applicable to options or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and /or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributed to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has capital loss carryforwards available, to the extent provided by regulations, to offset future net capital gains. The Fund's carryforwards expire as follows: $307,599 on October 31, 2008 and $84,394,609 on October 31, 2009.

Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year, if any, that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2002, the average annual total returns before taxes for the Class A shares of the Fund and since the commencement of operations on September 22, 2000 were -27.85% and -33.22%, respectively.

As of October 31, 2002, the average annual total returns before taxes for the Class B shares of the Fund for one year and since the commencement of operations on September 22, 2000 were -27.98% and -33.10%, respectively.

As of October 31, 2002, the average annual returns before taxes of the Class C shares for the one year period and since the commencement of operations on September 22, 2000 were -25.71% and -32.45%, respectively.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:

     P =    a hypothetical initial payment of $1,000.
     T =    average annual total return
     n =    number of years
     ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:

     P =    a hypothetical initial payment of $1,000.
     T =    average annual total return (after taxes on distributions)
     n =    number of years
     ATV  = ending value of a hypothetical $1,000 payment made at the beginning
        D   of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)n = ATV
             DR

Where:

     P =      a hypothetical initial payment of $1,000.
     T =      average annual total return (after taxes on distributions and redemption)
     n =      number of years
     ATV   =  ending value of a hypothetical $1,000 payment made at the
        DR    beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

            a-b    6
Yield = 2([(---)+1] -1)
            cd

Where:

a =  dividends and interest earned during the period.
b =  net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's, investment and/or trading pesonnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations securities.

Research services received from broker-dealers supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Advser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adivser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or the Sub-Adviser, will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period ended October 31, 2000 and the fiscal years ended October 31, 2001 and 2002, the Fund paid negotiated brokerage commission of $212,562, $3,661,151 and $768,396, respectively.

The Adviser or Sub-Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Sub-Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Sub-Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser. The Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Mercury and Merrill Lynch, Pierce, Fenner & Smith, Inc. are both wholly owned subsidiaries of Merrill Lynch & Co., Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. has several affiliates engaged in the brokerage business throughout the United States and abroad (all "Affiliated Brokers"). For the period ended October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the Fund paid $37,688, $57,187 and $123,751, respectively, in commissions to

Affiliated Brokers of Mercury with respect to the 1/3 assets managed by Mercury. During the fiscal years ended October 31, 2001 and 2002, this amounted to approximately 4.90% and 16.11%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 11.41% and 20.46%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

FURTHER DETAILS

The Financial Services Team
---------------------------

John Hancock Advisers, LLC is responsible for the financial services portion of the fund. The team is led by James K. Schmidt, CFA, who has more than 20 years of experience in the investment business and is recognized as one of the nation's leading experts in financial stocks. He was one of the first to predict that Congress would eventually overturn Glass-Steagall and other laws preventing consolidation among banks, brokerage firms and insurance companies. Mr. Schmidt has led the portfolio management teams of the John Hancock Regional Bank Fund and the John Hancock Financial Industries Fund since their inceptions in 1985 and 1996, respectively. He now leads a dedicated six-member management team averaging 17 years of experience.

The Health Care Team
--------------------

Fund Asset Management, L.P. d/b/a Mercury Advisors is responsible for the health care portion of the fund. The team is led by Jordan Schreiber, CFA. Mr. Schreiber has more than 30 years of investment experience. In addition to being a Chartered Financial Analyst, Mr. Schreiber holds an MBA from Harvard Business School and a Ph.D. from New York University. He is a member of the New York Society of Security Analysts and a member and former president of the Health Care Analyst Group of New York. Mr. Schreiber has led the portfolio management team of the Merrill Lynch Healthcare Fund since 1990. Prior to 1990, he co-managed that fund's predecessor, the Merrill Lynch SCI/TECH Fund.

The Technology Team
-------------------

John Hancock Advisers, LLC is responsible for the technology portion of the Fund. The Portfolio Manager is Anurag Pandit, CFA.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grade securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended October 31, 2002; (filed electronically on December 27, 2002, accession number (0000928816-02-000990) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Growth Trends Fund (file nos. 811-4079 and 2-92548).

John Hancock Equity Trust
  John Hancock Growth Trends Fund

     Statement of Assets and Liabilities as of October 31, 2002
     Statement of Operations for October 31, 2002
     Statement of Changes in Net Assets October 31, 2002
     Financial Highlights.
     Schedule of Investments as of October 31, 2002
     Notes to Financial Statements.
     Report of Independent Auditors.


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